Investments in Joint Venture	12 Months Ended
Dec. 31, 2024
Interests In Other Entities [Abstract]
Investments in Joint Venture
16. Investment in Joint Venture

In August 2015, Teck and Newmont Corporation (Newmont) announced an agreement to combine their respective Relincho and El Morro projects, located approximately 40 kilometres apart in the Huasco Province in the Atacama Region of Chile, into a single project. The combined project is a joint arrangement that is structured through a separate vehicle, classified as a joint venture named NuevaUnión, where Teck and Newmont each own 50%. The net assets of the NuevaUnión joint venture substantially relate to exploration and evaluation assets.

(CAD$ in millions)	NuevaUnión
At January 1, 2023	$1,139
Contributions	2
Changes in foreign exchange rates	(27)
Share of profit	2
At December 31, 2023	$1,116
Contributions	5
Changes in foreign exchange rates	99
Share of profit	3
At December 31, 2024	$1,223